U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2014

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 17, 2014, Greatbatch, Inc. (the "Company") received CE Mark from the designated European Notified Body, TÜV SÜD America for its Algovita (formerly known as Algostim) product. Algovita is a Spinal Cord Stimulation System (SCS) to treat chronic intractable pain of the trunk and/or limbs. The approval reflects another milestone in Greatbatch’s strategic evolution of its product offerings to include the development of complete medical device systems in order to raise the growth and profitability profile of the Company.  This medical device strategy is being facilitated through the Company’s subsidiary, QiG Group, and leverages Greatbatch’s intellectual property and discrete technologies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	June 18, 2014	GREATBATCH, INC.

		By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Vice President and Corporate Controller